Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K/A, into ProLogis Trust's previously filed Registration Statement File Nos. 33-91366, 33-92490, 333-4961, 333-31421, 333-39797, 333-38515, 333-52867 and 333-26597.



                                        ARTHUR ANDERSEN LLP


Chicago, Illinois
February 24, 1999


































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